Taxation - Schedule of deferred tax assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets
Net operating tax loss carry forwards	¥ 629,728	¥ 498,506
Advertising and promotion expenses in excess of deduction limit	348,805	374,925
Payroll and expense accrued	116,964	109,686
Others	20,982	15,029
Less: valuation allowance	(1,116,479)	(998,146)	¥ (819,725)
Total deferred tax assets, net	¥ 0	¥ 0